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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69425) of Stearns & Lehman, Inc. of our report dated June 23, 1999 relating to the financial statements, which appears in this Form 10-KSB.


/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
July 28, 1999